                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 1997

                       SYSTEM SOFTWARE ASSOCIATES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


             0-15322                                      36-3144515
--------------------------------------------------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)


           500 West Madison
          Chicago, Illinois                                 60661
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                (312) 258-6000
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                      N/A
--------------------------------------------------------------------------------
        (Former name of former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     On January 7, 1997, the Registrant issued (i) a press release announcing a change in accounting method and its results of operations for the fourth quarter and year ended October 31, 1996 and (ii) a press release announcing restated financial results for fiscal years ended October 31, 1994 and 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1  Press Release dated January 7, 1997  Re: Fiscal 1996.

          99.2  Press Release dated January 7, 1997  Re: Fiscal 1995 and 1994.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SYSTEM SOFTWARE ASSOCIATES, INC.


Date:  January 10, 1997           BY: /s/ Joseph J. Skadra
                                     --------------------------------------
                                          Joseph J. Skadra, Chief Financial
                                          Officer